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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 22, 1998




                      WASTE SYSTEMS INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)




         Delaware                                          95-4203626
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                                   0-25998
                            (Commission File Number)

420 Bedford Street, Suite 300
Lexington, Massachusetts                                     02173
(Address of principal executive offices)                   (zip code)



                             (781) 862-3000 Phone
                              (781) 862-2929 Fax
              (Registrant's telephone number, including area code)



                   This document contains a total of 2 pages.



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Item 2.  Acquisition or Disposition of Assets.

         On May 22, 1998, Waste Systems International, Inc. ("WSI", the "Company" or the "Registrant")closed on the acquisition Eagle Recycling, Inc. and Horvath Sanitation, Inc., (collectively, the "Eagle Companies"), which are based in Altoona, Pennsylvania pursuant to the terms of a Stock Purchase Agreement dated March 3, 1998 by and among Bestin H.S.A., Jacques Khodara and Harry K. Benjamin (collectively, the "Shareholders" or "Sellers") and the Registrant. The description of the acquisition transaction set forth herein is qualified in its entirety by the Stock Purchase Agreement which will be filed by June 12, 1998 in accordance with applicable regulations under the Securities and Exchange Act of 1934.

         Pursuant to the Stock Purchase Agreement, the Registrant purchased all of the outstanding shares of the Eagle Companies for approximately $21.0 million in cash, stock and the assumption of debt. The acquisition will be accounted for using the purchase method of accounting.

         The transaction includes all of the assets and liabilities relating to the operation of the Eagle Companies. The acquired assets were used by the Shareholders in the solid waste collection and recycling business. The Registrant intends to continue to use the acquired assets for these purposes.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial statements of businesses acquired.

               It is impracticable to provide the required financial statements of Eagle Recycling, Inc. and Horvath Sanitation, Inc. at the time of the filing of this report. The required financial statements of Eagle Recycling, Inc. and Horvath Sanitation, Inc. will be filed within the time period required in accordance with applicable regulations under the Securities and Exchange Act of 1934.

         (b)  Pro forma financial information.

               It is impracticable to provide the required pro forma financial information of Waste Systems International, Inc. at the time of the filing of this report. The pro forma financial information will be filed within the time period required in accordance with applicable regulations under the Securities and Exchange Act of 1934.

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SIGNATURES

         Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     WASTE SYSTEMS INTERNATIONAL, INC.


           Date:  June 5, 1998         By:/s/ Philip Strauss
                  ------------            ----------------------------------
                                          Philip Strauss
                                          Chairman, Chief Executive Officer and
                                          President(Principal Executive Officer)



           Date: June 5, 1998          By:/s/ Robert Rivkin
                 ------------             ----------------------------------
                                          Robert Rivkin
                                          Executive Vice President -
                                          Acquisitions, Chief Financial Officer,
                                          Treasurer and Secretary (Principal
                                          Financial and Accounting Officer)


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